EXHIBIT 10.11

                          ___________________, 2003 [effective date of offering]

Civilian Capital
14 North Peoria Street, Ste. 7c
Chicago, IL  60607

Ladies and Gentlemen:

      In order to induce Civilian Capital (the "Underwriter") and Billy Dead, Inc. (the "Company") to enter into an underwriting agreement with respect to the public offering (the "Public Offering") of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), the undersigned hereby agrees that for a period of four (4) years following the closing of the Public Offering, he, she or it will not, without the prior written consent of the Underwriter and the Company, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) (collectively "Transfer") any shares of Common Stock of the Company ("Common Stock") or options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any fight to purchase or subscribe for shares of Common Stock or (whether or not beneficially owned by the undersigned), or any beneficial interest thereto (collectively, the "Securities"). Notwithstanding the foregoing, the undersigned may Transfer shares of Common Stock to the same extent and in the same proportion as Mr. Charles F. Ryan III, Ms. Julie G. Lynn and Mr. Keith G. Gordon (collectively, the "Founders") may Transfer their shares of Common Stock under the provisions of the Promotional Shares Escrow Agreement dated as of the date hereof between the Founders, the Company and _________, as escrow agent, in form substantially similar to the form of Promotional Shares Escrow Agreement included as Exhibit
10.14 to the Company's current registration statement relating to the Preferred Stock.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent, if any, of the Company's Common Stock with respect to any shares of Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

                                              ---------------------------------
                                              Signature*

                                              ---------------------------------
                                              Print Name

                                              ---------------------------------
                                              Print Address

                                              ---------------------------------
                                              Print Social Security Number or
                                              Taxpayer I.D. Number

*     To be signed by Brett W. Young and Peter S. Fuhrman.


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